UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 5, 2005

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                000-31745             39-1791034
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

502 South Rosa Road
Madison, Wisconsin                                                    53719
(Address of Principal Executive Offices)                              (Zip Code)

                                 (608) 273-8933
              (Registrant's Telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      On May 5, 2005, the Company issued a news release reporting its quarterly financial results, a copy of which is filed Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

99.1  News Release issued by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               THIRD WAVE TECHNOLOGIES, INC.

Date: May 5, 2005                              By: /s/ Kevin T. Conroy
                                                   -----------------------------
                                                   Name: Kevin T. Conroy
                                                   Title: Vice President,
                                                   General Counsel and Secretary

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.    Description

99.1           News Release issued by the Company